Exhibit 10.1

Certain identified information has been excluded from this exhibit because it is both: (i) not material; and (ii) is the type of information that the registrant treats as private or confidential. The excluded information is marked with brackets.

Strictly confidential - disclos u re to third parties prohibited Overseas Distribution Agreement Ax s „ r»aBi ' , x ( “&Bix” „ ) , . a . g r›: x . trr zo2s S — r — £ — 5 — fl ‹ “x This Overseas Distribution Agreement (“Agreement”) is entered into on 2025.9.5 (“Signature Date”) in Guiyang City, Guizhou Province, the People's Republic of China, by and between: Party A : Guizhou Moutai Chiew Import and Export Co . , Ltd . , a limited liability company incorporated under the laws of China, with its registered address at No . 2 Yanwu Street, Yunyan District, Guiyang City, Guizhou Province ; 2 LW I /3›NñJ — YBR IN UJ I fikNfi I * I I I* & W lJ (fi T 1 108 W I 3 th St, Ste l 00 ,Wilmington, New Castle County, UE 19501 I Party B : [Maison SoJutit›ns Inc] , a [company] or business entity incorporated under the law of [America], with its registered address at [ 108 W l 3 tli St, Ste 100 ,Wilmington, New Castle County, DE I ' 7 S 0 l ] . Y — 6 +X TTi “ W” iJ “BW” . Party A and Party B are hereinafter referred to individually as a “Party” and collectively as the “Parties”. WHEREAS: Party A is entrusted by Kweichow Moutai Co . , Ltd . to act as its agent, with full authority, on all matters related to the export operations of Kweichow Moutai Chiew and Moutai - flavored liqueur products, including warehousing, transportation, handling, and other related matters, as well as the brand building, market development, and cost control of Kweichow Moutai Chiew and Moutai - flavored liqueur products in the international market . 1

Strictly confidential - disclosure to third parties prohibited Party B shall engage in the distribution and sale of alcoholic products within the Target Market and participate in certain marketing activities. 3. «is — s , nn&si'x&x.»zln ‹I, Hz:nTz flsHsHRrln tée&RB aIi»a ƒ NP ƒ . The Parties hereby mutually agree that Party B shall promote and sell the products under the Moutai brand that Party B is authorized by Party A to distribute within the Target Market pursuant to the terms and conditions of this Agreement . &&rza) H1éN›z"fi‹1a»A‹t, KnIrtt& — nssiBA+1rBHi’X. &G• NOW, THEREFORE, the Parties, adhering to the principles of equality, mutual benefit, and good faith, and for the purpose of safeguarding the legitimate rights and interests of consumers, ensuring and promoting the compliant and orderly sales and promotion of Brand Products under the Moutsi brand in the overseas market, enter into this Agreement based on friendly consultations and in accordance with the Civil Code of the People ’s Republic of China and relevant regulatory legal documents . i. Definitions 1.1 Unless otherwise provided in the Agreement, the following words and expressions have the meanings as follows: “Supplier” means Party A, i.e., Guizhou Moutai Chiew Import and Export Co., Ltd. “Overseas Reseller” means Party B, an international distributor or a distributor in the regions of Hong Kong, Macau and Taiwan, established outside the customs - controlled jurisdiction of the People's Republic of China, and authorized by the Supplier to promote and sell Brand Products under the Moutai Brand pursuant to this Agreement .

Strictly co n fidential — Jiscfos ii re to third parties prohibited 3 “ P RP›R ” RB4Hi’ I? 1oñ11 6 % ttRWét ilR fi $t.»triSA&/›otas»9a»i›r•» ƒ ». “Brand Products” means products of the Moutai brand that are promoted and sold by the Overseas Reseller in the Target Market under the terms and conditions of the Agreement . “Target Market” shall have the meaning assigned to it in Article 3 . 4 of this Agreement . “Standalone Sales Contract” means a specific sales contract for the purchase of Brand Products in the form and content set forth in Annex I of the Agreement, which shall be agreed on and signed by the Parties from time to time . Even if the Standalone Sales Contract does not explicitly mention this Agreement, its clauses are integral parts of this Agreement . ‹i » w , 2 g — „, >.. “Supplier and its Affiliates” means Guizhou Moutai Chiew Import and Export Co . , Ltd . , China's Guizhou Moutai Brewery (Group) Co . , Ltd . , Kweichow Moutai Co . , Ltd . , and other wholly owned or holding subsidiaries of the aforementioned companies . “Sub - reseller” means any other reseller, agent, or sub - reseller that the Overseas Reseller appoints to sell the Brand Products. ” s•sWP ƒ • fi idnfi tés&‹1. “Client” means the end consumer or consumer group of the Brand Products. “Cross - region and Cross - channel Sales” means that the Reseller sells the Brand Products across its authorized sales regions and channels rather than following the Target Market and channels agreed upon herein . “ ” " ' ‹ n fi »

1.4 Any litigation, remedy, procedure, or any other legal term mentioned herein will, in respect of any jurisdiction outside China, be constnied as the legal term in such jurisdiction that is closest and most appropriately similar to China's legal terms as reasonably required by the context, so as to produce an effect as close as possible to that in China . 2. JJ@@@&@ Requirements for the Overseas Reseller 2.1 During the term of this Agreement, the Overseas Reseller shall always simultaneously: ‹i) «a›arr»'›zxxuwar«. Be legally established and exist validly in the Target Market; (2) Comply with the regulations and requirements of the Target Market regarding the sales license of alcoholic products; (3) Meet other conditions required by the relevant management regulations and measures of the Supplier. Distribution Arrangements 3.1 The Supplier hereby authorizes the Overseas Reseller as its non - exclusive overseas reseller during the term of this Agreement. 3.2 Strictly co n fide nt ial - disclosure to third ponies prohibited During the tertn of this Agreement, the Supplier, entrusted by Kweichow Moutai Co . , Ltd . , shall export to the Overseas Reseller, and authorize the Overseas Reseller to distribute, a total base supply volume of [ 53 Flying Fairy Moutai Chiew] of [ 30 ] tons . The Parties shall separately agree on product infomiation, price, quantity, trade terms, and other clauses by signing Standalone Sales Contracts or sales orders .

严格保密、禁止外传
Strictly confidential – disclosure to third parties prohibited

(1) 因境外渠道商的考核评价未达标，供应商有权根据其相关管理规定单方调整上述基础供货量；
If the Overseas Reseller fails to meet the assessment and evaluation standards, the Supplier will have the right to unilaterally adjust the above base supply volume according to its relevant management regulations.

(2) 因火灾、水灾、疫情、罢工等不可抗力事件发生，供应商有权单方调整上述基础供货量。
In the event of force majeure events such as fire, flood, epidemic, or strike, the Supplier will have the right to unilaterally adjust the above base supply volume.

3.3 因境外渠道商原因致使本协议解除、终止时供货量未达到 3.2 条约定供货量的，视为境外渠道商自动放弃未履行部分供货量，供应商不承担任何责任，由此造成的任何损失，由境外渠道商自行承担。前述产品以外的其他产品的年度供货量，按照供应商相关政策、方案执行。
If the actual supply volume fails to reach the base supply volume agreed in Article 3.2 when this Agreement is terminated or cancelled due to reasons of the Overseas Reseller, it will be deemed that the Overseas Reseller has automatically waived the undelivered supply volume, and the Supplier will not bear any liability, and the Overseas Reseller shall bear any losses resulting therefrom. The annual supply volume of products other than those mentioned above shall be implemented in accordance with the relevant policies and plans of the Supplier.

3.4 供应商授权境外渠道商在【美国】（渠道：☐免税 / ☑有税）（“**目标市场**”），根据本协议规定的条款和条件经销本协议项下品牌产品，为保护目标市场的消费者合法权益，防止消费者购买到不符合其所在市场所适用法律法规的品牌产品，规范品牌产品的全球市场秩序，境外渠道商应当满足以下要求：
The Supplier authorizes the Overseas Reseller to distribute the Brand Products under this Agreement in [America] (channel: ☐duty-free/☑taxable) (“**Target Market**”) pursuant to the terms and conditions of this Agreement. To protect the legitimate rights and interests of consumers in the Target Market, prevent consumers from purchasing Brand Products that do not comply with the laws and regulations applicable in the market in which they are located, and regulate the global market order of Brand Products, the Overseas Reseller shall meet the following requirements:

(1) 境外渠道商应严格按本协议约定的区域和渠道销售经销品牌产品，不得直接或间接地跨区域和渠道销售；
The Overseas Reseller shall sell and distribute the Brand Products strictly in accordance with the regions and channels agreed upon herein

6

Strictly confi d ential - disctosure to third and shall not directly or indirectly engage in Cross - region and Cross - channel Sales; 7 • > z > ’ fiD I : The Overseas Reseller shall ensure that the Brand Products imported from the Supplier are only sold in the Target Market and shall not be diverted back to the Chinese mainland for sale . Each bottle number (barcode) corresponds uniquely to the case number (barcode) . At the time of shipping the Brand Products, the Supplier shall scam and enter each case number into a dedicated logistics monitoring network system . The Parties agree to use the data of such system as the basis for determining whether the product has diverted back to the Chinese mainland ; • n ' ' * ' * s * ' i ' nd • The Overseas Reseller shall actively carry out the work of market construction and consumer development in its distribution area and channel and may enjoy the corresponding policy support of the Supplier under certain conditions but shall comply with the requirements and instructions and shall not violate this Agreement and the relevant policies of the Supplier . 3.5 NJQ @iJ@ : For the purposes of this Agreement: 1%H1ffififi: If any Brand Product is sold by any third party in the Target Market without cooperating with the Supplier, the Overseas Reseller shall not claim any rights or remedies from the Supplier for such a case ; (2) a „ » + , e q :xs . xf s , s» x „ « , z , . r , e . z , . «zuzve, and Nothing in this Agreement entitles the Overseas Reseller to any preferred distribution rights for the Brand Products over the Supplier, other overseas resellers, resellers, agents, or customers .

严格保密、禁止外传
Strictly confidential – disclosure to third parties prohibited

3.6 境外渠道商同意并确认，供应商及其关联方有权基于自身产销策略等决定是否继续生产本协议项下的品牌产品，并不时对品牌产品的规格或其外包装进行其认为合适的改变。供应商及其关联方决定停止生产本协议项下的品牌产品的，供应商有权与境外渠道商协商变更授权经销的品牌产品。供应商及其关联方就上述变化无需对境外渠道商承担任何责任。
The Overseas Reseller agrees and confirms that the Supplier and its Affiliates have the right to decide whether to continue producing the Brand Products under this Agreement based on their own production and marketing strategies, etc., and to make changes to the specifications or packaging of the Brand Products as they deem appropriate from time to time. If the Supplier and its Affiliates decide to stop producing the Brand Products under this Agreement, the Supplier shall have the right to negotiate with the Overseas Reseller to change the authorized Brand Products. The Supplier and its Affiliates shall not be held liable to the Overseas Reseller for the above changes.

4. 境外渠道商的权利与义务
Rights and Obligations of the Overseas Reseller

4.1 品牌产品的验收与报告
Product Acceptance and Report

(1) 境外渠道商在收到品牌产品后应当场检查交付的品牌产品与单次销售合同或销售订单条款之间是否存在任何外观（规格和数量）方面的不一致，发现品牌产品存在破损或短少的，应立即（且不迟于品牌产品到达目的口岸起 45 天）联系供应商及保险公司处理。
Upon receipt of the Brand Products, the Overseas Reseller shall immediately check whether there are any discrepancies in appearance (specifications and quantity) between the delivered Brand Products and the terms of the Standalone Sales Contract or sales order. If any damage or shortage of the Brand Products is found, the Overseas Reseller shall immediately (and no later than 45 days after the Brand Products arrive at the destination customs control point) contact the Supplier and the insurance company for handling.

(2) 如果境外渠道商发现或得知品牌产品的质量存在任何不符合本协议约定的缺陷，境外渠道商应立即（且不迟于品牌产品到达目的口岸起 45 天）将相关具体信息告知供应商，包括但不限于该等缺陷的确切性质，以及受影响的品牌产品数量。境外渠道商应向供应商提供官方检测机构出具的检测报告和相关文件。
If the Overseas Reseller discovers or learns of any defects in the quality of the Brand Products that is not in accordance with the provisions of this Agreement, the Overseas Reseller shall immediately (and no later than 45 days after the Brand Products arrive at the destination customs control point) notify the Supplier of the relevant specific information, including but not limited to the exact nature of

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严格保密、禁止外传
Strictly confidential – disclosure to third parties prohibited such defects and the quantity of the affected Brand Products. The Overseas Reseller shall provide the Supplier with the test report and relevant documents issued by an official testing agency.

(3) 如果境外渠道商未能根据上文规定将任何外观不一致或缺陷书面告知供应商，相关品牌产品应被视为已被境外渠道商无保留地完全接受，供应商不再就该等品牌产品向境外渠道商承担任何责任。
If the Overseas Reseller fails to notify the Supplier in writing of any appearance discrepancies or defects as required above, the relevant Brand Products will be deemed to have been unreservedly and fully accepted by the Overseas Reseller, and the Supplier will no longer bear any liability to the Overseas Reseller for such Brand Products.

4.2 维持合理库存
Maintain Reasonable Inventory

在本协议有效期内，境外渠道商有义务根据本协议的条款从供应商处进口和经销品牌产品，并承诺将始终维持足够数量的品牌产品存货，以满足目标市场内的客户需求。
During the term of this Agreement, the Overseas Reseller is obliged to import and distribute the Brand Products from the Supplier in accordance with the terms of this Agreement and undertakes to always maintain a sufficient inventory of Brand Products to meet customer needs in the Target Market.

4.3 分销商
Sub-reseller

(1) 境外渠道商应有效管理和约束其分销商，使分销商行为与本协议对境外渠道商的有关约定及要求保持一致，形成良好的销售秩序。
The Overseas Reseller shall effectively manage and restrain its Sub-reseller to ensure that the behavior of the Sub-reseller is consistent with the relevant provisions and requirements of this Agreement for the Overseas Reseller, so as to form a good sales order.

(2) 境外渠道商应对分销商的行为承担责任，包括但不限于境外渠道商应在供应商因分销商的原因而遭受损失的情况下向供应商承担赔偿责任，并且境外渠道商应确保分销商无权就本协议以及分销协议项下的品牌产品的销售向供应商提出任何诉求或主张。
The Overseas Reseller shall be responsible for the behavior of the Sub-reseller, which includes but is not limited to the following: the Overseas Reseller shall indemnify the Supplier if the Supplier suffers losses due to the Sub-reseller; and the Overseas Reseller shall ensure that the Sub-reseller has no right to make any claims or demands on the Supplier regarding the sales of Brand Products under this Agreement and the sub-distribution agreement.

9

The Overseas Reseller understands and acknowledges that if the Sub - reseller violates any clause applicable to the Overseas Reseller under this Agreement, it will be deemed that the Overseas Reseller itself has violated such clause, and the Supplier has the right to require the Overseas Reseller to bear the corresponding liability for breach . 4.4 Exclusive Purchase 10 To avoid the risks of counterfeit and shoddy products and ensure the stability and reliability of product sources, unless otherwise negotiated between the Parties based on actual situations, the Overseas Reseller shall not purchase from third parties or sell any Brand Products to other resellers of any alcoholic beverage products under the Moutai brand . 4.5 Tax Strictly confidemial - discfosure to third parti‘es p r oh i bited The Overseas Reseller shall ensure that the Sub reseller fulfills all the obligations of the Overseas Reseller under this Agreement as if the Sub - reseller had signed this Agreement as the Overseas Reseller . Any tax arising from the performance of this Agreement shall be paid by the Overseas Reseller or the Supplier in accordance with the fax laws of the Target Market ; (z› a i»xnxzoonnsze - ami›stiioi, aiis›s«xs t^. Rn&Rme14'NA. ‹s asstrfi« aHH4a‹t ns, Wtrfi«& xax:zns 10«zitBHsc. &xfix If the Supplier bears additional taxes due to the reasons of the Overseas Reseller, the Overseas Reseller shall fully reimburse the Supplier . After the Supplier issues the tax reimbursement notice to the Overseas

Strictly confidential - disclocure to third parties prohibited Reseller, the Overseas Reseller shall pay the frill amount to the Supplier within 10 business days after receiving the notice. 4.6 Non - competition and Non - Solicitation Unless otherwise agreed in writing by the Supplier, the Overseas Reseller shall not: RBtlO It›1NaR‘WPs »‘•NP. ι s?a«%T4: Actively sell Brand Products outside the Target Market or solicit any client for brand products; ?J% A: Establish any branches or maintain any distribution sites outside the Target Market for the sale of Brand Products; 11 «join' RflH, xn. Hkf*. »iR&ARss‹z‹sY , x«.*. &HsaHW«t1+‹ ι ›u«a fi - AtE&. During the term of this Agreement, employ or solicit any employees of the Supplier and its Affiliates or request any employees of the Supplier and its Affiliates to provide consulting services . 4.7 Brand Product Packaging i#s› &‹x sltluañ &zs›sast+ s sirs, cHzi The Overseas Reseller shall oaly sell Brand Products that are affixed with appropriate labels. Specifically: The labels and packaging shall comply with all applicable label and packaging regulations within Target Market ; The Overseas Reseller shall notify the Supplier of any new regulations that may affect Brand Products and their packaging . Moreover, if there are any amendments to the relevant regulations regarding the labels of alcoholic products within Target Market, the Overseas Reseller shall,

Strictly confi d ential - disclosure to third parties prohibited upon obtaining the written consent of Supplier, change the labels of the in - stock Brand Products in accordance with the requirements of such new regulations . The Overseas Reseller shall bear the relevant costs ; 12 Without the prior written consent of Supplier, the Overseas Reseller shall not alter the appearance, packaging, or labels of the delivered Brand Products . It shall not combine the products into sets for display, sale, or storage without permission, nor shall it damage or cover the anti - counterfeiting measures and markings of the products under the Agreement at the time of outgoing, so as not to affect or hinder Clients, relevant departments, etc . from normally checking product information . 4.8 n ι s RNs ι nRJ‘ Promoting Brand Products The Overseas Reseller shall comply with the positioning, distribution guidelines, relevant regulations, requirements and standards of the Brand Products as instructed by the Supplier from time to time, so as to be consistent with the Supplier's marketing strategy . The marketing budget provided by the Supplier for the purpose of strengthening promotion, boosting sales, or improving services shall be allocated and used by the Overseas Reseller strictly in accordance with the relevant management regulations and requirements of the Supplier, and corresponding records shall be kept . If the Supplier discovers that any marketing activities of the Overseas Reseller violate Supplier's requirements, the Overseas Reseller shall unconditionally cooperate to eliminate the negative impact arising therefrom and bear the corresponding responsibilities . 59 a“S I &izfiñm Hiñ. Without the prior written consent of the Supplier, the Overseas Reseller shall not (and shall ensure that any third party including Sub -

JfrieffJ confidential - discfosure to third paztiec prohibited resellers shall not) make any promises or guarantees regarding the Brand Products other than those contained in the promotional materials provided by the Supplier . The Overseas Reseller shall abide by the following terms when conducting advertising and promotion activities : (a) 13 All content and merchandise used for advertising and promotion activities (including but not limited to advertising images, promotional items, gifts, promotional materials, exhibition and display items in business premises) by the Overseas Reseller for the Brand Products under this Agreement must be approved in writing by the Supplier in advance . (b) The promotional acts of the employees, shareholders, Sub - reseller, and entities acting on behalf of or as agents of Overseas Reseller will be deemed as the promotional acts of the Overseas Reseller . If such promotional acts violate the provisions of the Agreement, the legal consequences shall be borne by the Overseas Reseller . (c) Without the prior written consent of the Supplier, when the Overseas Reseller conducts various types of advertising and promotion activities both online (e . g . , via new media platforms, the official corporate website) and offline, including advertising campaigns, investment attraction , brand cultiiral activities, and

(d) 14 (e) Strictly confide n tial - disclosure to thirst parties prohibited tasting events, it shall not carry out activities such as investment attraction, capital solicitation, auctions, appraisals, charity in the name of the Supplier and its Affiliates, so as not to damage the interests and image of the Supplier and its Affiliates . The Overseas Reseller shall not explicitly or implicitly indicate to others that there exists a relationship of control, being controlled, investment or being invested in between the Overseas Reseller and the Supplier and its Affiliates . Nor shall it use the products under the Agreement as a means to conduct other business operations . P ι &1z‹sraeA«, B‹sfi &âiTK e , »f. r i>^ñ ñ m iéi tfi lii it la^ e. x ñTi I/i?it. In ml ι . aiñ:A i'9 1£‹s«R real «Url c^. st« set s &N ›zH . x« 1 ›t ‹&, fit›Ha «“ »A — orR=UUa NiE&fiI 1 • Any introductions and promises made by the Overseas Reseller when promoting the Brand Products on any online or offiine third - party platforms/channels must be approved in advance by the Supplier and comply with the relevant regulations, requirements, and standards of the Supplier . If the Supplier deems that any such third - party platform/channel does not conform with the Supplier's brand guidelines or relevant regulations, requirements, and standards, then the Overseas Reseller must cease cooperation with that third - party platform/channel . › K ' z> > D ι The content, form, process of placement and all elements (including but not limited to fonts, pictures, videos) used in the advertising and promotion activities carried out by the Overseas Reseller — including the entire promotion activity and process — shall not violate the laws, regulations, regulatory policies, religious beliefs, cultural customs, business ethics, and special requirements of China and the Target Market . The Overseas Reseller shall not violate the relevant regulations of Supplier and its Affiliates, nor shall it infringe upon the rights of third parties, such as intellectual property and portrait rights .

Without the written authorization of Supplier, the Overseas Reseller shall not arbitrarily use the Brand Products, redesign and repackage Brand Products, or develop any co - branded products or gift boxes with other brands in any other form . (g) The Overseas Reseller shall not engage in dishonest acts such as fabricating advertising and promotion activities and falsifying information . The advertising - related materials provided to the Supplier shall not involve false, inflated, missing, or misleading information, collusion with third parties, illegal activities, etc . (h) The Overseas Reseller shall not display, sell, or promote products that use or make disguised use of the names or images of Chinese state organs or government officials . (i) SMictly confidential - disclosure to Mird parties prohibited fi n fi u ' a / .. s? «P 1#64tsñ sRsNRU zâAu X. If the Overseas Reseller conducts advertising or promotion activities without the prior written authorization of the Supplier and causes an adverse impact on the Supplier and its Affiliates, the Overseas Reseller shall unconditionally cooperate with the Supplier and its Affiliates to take measures to eliminate the impact and compensate for all losses incurred by the Supplier and its Affiliates as a result . IS

r 16 • ‹s Strictly confidential - disclosure to third parties prohibited During the validity period of the Agreement, the Overseas Reseller shall properly store the Brand Products in its possession under suitable conditions and strictly comply with recommendations (if any) issued by the Supplier for the optimal storage and sale of the Brand Products . 4.10 Ü pî Business Premises In principle, the Overseas Reseller shall open a fixed business premise for the Brand Products . lf the Overseas Reseller is restricted from opening a fixed business premise due to objective reasons such as the laws, regulations, relevant policies of target market, and business conditions, it shall submit an explanation to the Supplier, and may refrain from opening a fixed business premise only after obtaining the written consent of the Supplier . QBZtZ 9% /ËÄ/fÔîïŸSOaîŸÑb@ÆËÑï %% üT, 94 îË ïÊAÑ&ÄiïŸA@3î'ÈBÑQA2ÑfiBüîb€GPîÀïîÀ/ëÄ/t On the premise that the renovation or upgrade of the fixed business premise complies with the environmental protection laws and regulations of the Target Market, the Overseas Reseller shall renovate or upgrade the fixed business premise in accordance with the relevant management regulations and requirements of the Supplier, so as to maintain the consistency of the brand image standards of the Supplier and its Affiliates . The Overseas Reseller is fully responsible for any work - related injuries or accidents arising from the renovation or upgrade of the fixed business premise . (3) If the Overseas Reseller newly opens a fixed business premise for the Brand Products, renovates it, or changes the premise's address, the Overseas Reseller shall submit a written application to the Supplier . After obtaining the written consent of the Supplier, it shall complete thé store renovation within the time limit specified by the Supplier and pflsE the acceptance inspection by the Supplier .

Strictly confidential - disclosure to third 17 The Overseas Reseller shall ensure that the renovation or upgrade of the fixed business premise complies with the relevant management regulations and requirements of the Supplier . The Overseas Reseller shall provide the Supplier with the store design drawings and other relevant materials . The renovation or upgrade can only be carried out after the Supplier gives written confirmation of approval for the above design drawings and materials . The Overseas Reseller shall ensure the independence of the business premise . It shall not be connected to other adjacent business premises, and shall have safety channels such as fire exits . (6) ui›x«asst•.axxzexaaassz, ‹ai›aaar.mr The Overseas Reseller shall carry out daily store management as required by the Supplier, properly display and sell the Brand Products in the store, and shall not display or sell any products in the store without the consent of the Supplier . H F - I > x fi o The Overseas Reseller shall not set up on its own or iristruct others to open physical stores such as exclusive stores, franchise stores, flagship stores, experience stores, or online stores for the Brand Products without the authorization of the Supplier . 4.11 @ JQ [él Recovery and Recall (l) s'ra»eczssxeaazx, ‹aszzxuaex‹tx.aa, When the Supplier needs to recall the delivered products as required by laws, regulations, or authorities, the Overseas Reseller shall actively cooperate . (2) toRO R xWr• ι see/»oA&1zlsxO, nJ›fiaz&fi - xS.am A . 1z‹sfi4»ea , &u‹ - zfisPP‘•, strfia&S

严格保密、禁止外传
Strictly confidential – disclosure to third parties prohibited

渠道商承担。在适用法律允许的范围内，境外渠道商应负责执行需针对品牌产品开展的任何收回或召回行动。
If it is necessary for the Overseas Reseller to recover or recall any Brand Products from the warehouse or from any Clients for any reason related to the quality and/or safety (or both) of the Brand Products, the Overseas Reseller shall take the steps required by applicable laws, as well as any other steps that the Supplier may specify at its discretion, and shall make every effort to comply with the product recovery and recall procedures established by the local authorities, and the costs shall be borne by the Overseas Reseller. To the extent permitted by applicable laws, the Overseas Reseller shall be responsible for implementing any recovery or recall actions that must be carried out for the Brand Products.

4.12 合法合规
Legality and Compliance

(1) 根据国际及目标市场内公认的会计准则、标准和惯例，就与品牌产品有关的所有活动保持准确和透明的记录和账目，包括但不限于日常销售记录、台账等资料。
The Overseas Reseller shall keep accurate and transparent records and accounts of all activities related to the Brand Products in accordance with internationally and locally recognized accounting principles, standards, and practices within the Target Market, including but not limited to daily sales records, ledgers, and other relevant materials.

(2) 负责从所有监管机构取得境外渠道商或分销商（视情况而定）根据本协议或分销协议（视情况而定）履行其任何义务相关的所有必需或适宜的资质、同意、许可和批准，并维持该等资质、同意、许可和批准在本协议有效期内有效。
The Overseas Reseller shall obtain from all regulatory authorities all necessary or appropriate qualifications, consent, licenses, and approvals relevant to the performance of any of its obligations under the Agreement or the sub-distribution agreement, whether for the Overseas Reseller or its Sub-resellers, and shall keep such qualifications, consent, licenses, and approvals valid throughout the term of the Agreement.

(3) 在履行本协议项下义务时，应遵守中国及目标市场所适用法律、政策，包括但不限于反腐败、反贿赂、反垄断、反洗钱、数据合规、特许经营、制裁和出口管制方面以及与品牌产品营销、促销、经销和销售相关的法律法规。
When fulfilling its obligations under this Agreement, The Overseas Reseller shall comply with the applicable laws and policies of China and Target Market, including but not limited to those related to anti-corruption, anti-bribery, anti-monopoly, anti-money laundering, data

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Strictly confideniial - disclosure to third pa d d l e d pr O h i bited employee of the Supplier for material and/or non - material benefits (or both), it shall refuse and immediately provide wrinen feedback to the Supplier's receiving mailbox intjci‹ii ‹ 63 . coin . The Supplier has the right to change the above - mentioned receiving mailbox and shall notify the Overseas Reseller in writing if it makes such change . (7) filâifi . NR . fi . lix . i?iRNPlTRñ . The Overseas Reseller undertakes to have truthfully disclosed to the Supplier all information related to any actual or potential violations of any applicable laws by the Overseas Reseller, including but not limited to voluntary disclosures, internal and external memoranda, investigations, audit reports, penalty decisions, court judgments, etc . Except for the infomiation akeady disclosed to the Supplier in writing, the Overseas Reseller represents and warrants that, within the past five years, it has not been subject to any inquiries, accusations, investigations, audits, administrative or criminal penalties due to any actual or potential violations of any applicable laws . (8) The Overseas Reseller undertakes to comply with the compliance policies issued or instructed by Supplier from time to time. (9) (10) HéfTw& P 5 &( 0 . EN & Ji fi XI . â . fiñ 11 RfiAW KâJH J&w+éfHñAñOIâiB&HñHñi*fiñHicX . The Overseas Reseller shall fully cooperate with any investigation that the Supplier deems reasonably necessary regarding any suspected or actual violations of anti - bribery and anti - corruption laws or compliance policies, including but not limited to providing necessary information from the data systems of the Overseas Reseller or its Sub - reseller, or allowing the Supplier or the third party entrusted by the Supplier to enter the premises of the Overseas Reseller or its Sub - reseller to inspect books and records . afi&& - %i‹ââ,J›, izt›xifi&%s1reiz, x za ‹5) A 20 * iaAzt'/ti¥BauSa&iiA. The Overseas Reseller shall report any suspected or actual violations of anti - bribery and anti - comiption laws or compliance policies to the Supplier promptly, comprehensively and accurately .

严格保密、禁止外传
Strictly confidential – disclosure to third parties prohibited

(11) 确认本协议项下的任何条款和条件均不与目标市场适用的现行法律法规、公共政策、宗教信仰、文化习俗、商业伦理道德和特殊要求等构成冲突。境外渠道商应将任何新的法律条文或对任何已有法律条文的任何新解释（前提是这些新条文或新解释可能会导致本协议任何条款失效或导致本协议无法按照其条款履行）、任何导致本协议与公共政策、宗教信仰、文化习俗、商业伦理道德和特殊要求相冲突的新情况告知供应商。否则，由于境外渠道商未将任何适用法律或当地公共政策、宗教信仰、文化习俗、商业伦理道德和特殊要求告知供应商，导致本协议无法继续履行或终止或供应商被追责、遭受处罚或遭受损失的，境外渠道商应赔偿因此给供应商造成的损失。

The Overseas Reseller shall confirm that none of the terms and conditions under this Agreement conflict with the current laws and regulations, public policies, religious beliefs, cultural customs, business ethics, and special requirements applicable in the Target Market. The Overseas Reseller shall notify the Supplier of any new legal provisions or any new interpretations of existing legal provisions (provided that such new provisions or interpretations may render any clause of this Agreement invalid or prevent the performance of this Agreement in accordance with its causes), as well as any new situations that may cause this Agreement to conflict with public policies, religious beliefs, cultural customs, business ethics, and special requirements. Otherwise, if the Overseas Reseller fails to notify the Supplier of any applicable laws and regulations, local public policies, religious beliefs, cultural customs, business ethics, or special requirements, resulting in the inability to continue performing this Agreement, the termination of this Agreement, or the Supplier being held liable, punished, or suffering losses, the Overseas Reseller shall compensate the Supplier for the losses incurred thereby.

(12) 根据目标市场适用的法律法规或政策，本协议需履行登记或备案等手续的，由境外渠道商负责并承担相关费用。否则，由于境外渠道商未履行前述程序，导致本协议无法继续履行或终止或供应商被追责、遭受处罚或遭受损失的，境外渠道商应赔偿因此给供应商造成的全部损失。

If this Agreement is required to go through procedures such as registration or filing in accordance with the laws, regulations, or policies applicable in the Target Market, the Overseas Reseller shall be responsible for such procedures and bear the relevant costs. If the Overseas Reseller fails to perform the aforesaid procedures, resulting in the inability to continue performing this Agreement, the termination of this Agreement, or the Supplier being held liable, punished, or suffering losses, the Overseas Reseller shall compensate the Supplier for all losses incurred thereby.

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Strictly confdential - disclosure to third parties prohibited 22 Ï1/ëÄÈ. üŒ. aè“6A6BsaeØB ‹üarèT”fikYXË O‹ä. %ÄÄ6. a%. rBA‹oftA) ÑŒøEÄ@s. Ô gËs. /cË. ËÏS. A9. n@. fiAoÄS ‹Qô’A:as a› , s/›saaaa»aüae‹›ea. »xsš»e»gæ , ø o, , •Jq o , , • o fisHs‹ifiatäzñ. ›eN&›AaR. The Overseas Reseller undemkes to indemnify, defend, and hold the Supplier (including but not limited to its affiliated companies, officers, directors, agents, and representatives) harmless ßom and against any claims, damages, penalties, liabilities, costs, expenses, fines, and disbursements (including attorney fees) suffered by the Supplier as a result of any breach of any representaúon, warranty, promise, or obligation in this Agreement by the Overseas Reseller and the entities acting on behalf of or as agents of the Overseas Reseller . This Article does not limit or exclude any other claims, compensations, or remedies that the Supplier may seek under this Agreement or applicable laws . 4.13 ntR@A Data Security X«K«afi,B essassaH« RaazAfiTees›s tmp • !BA . RffRíß&fi • A RRP - tn B The Overseas Reseller acknowledges, and shall ensure that the Sub - resellers acknowledge, the critical importance of ensuring the security and integrity of the Supplier's data . Unauthorized or illegal access, use, disclosure, destruction, loss, or alteration of the Supplier’s data tnay cause significant and irreparable harm to the Supplier . Therefore, the Overseas Reseller shall, and shall ensure that Sub - résellers : (a) zoaaeem'». a«aæs>‹is‹a,z,»a»m, u i e q ø p A . a a 7 ø r t , ñ ø st z s 2 . ø z B < R « . x H e i k . ¥ IiI 2 tzã 4 fiã&› 7 i : % . implement comprehensive procedural, technical, and organizational information security measures to protect the Supplier's data held by them and pręvent unauthorized of illegal access, use, disclosure, destniction, loss, or alteration ; (b› ›s<ø : «zazaï› : aaiss‹t : a»ar . ee›nuas

严格保密、禁止外传
Strictly confidential – disclosure to third parties prohibited

When providing services under this Agreement and complying with data security requirements in the Target Market, the Overseas Reseller or Sub-reseller may, for reasonable purposes including but not limited to marketing, collect, use, disclose, process, and transfer client personal data ("**Client Data**") in a manner that is compliant with the laws and regulations applicable in the Target Market. The Overseas Reseller shall ensure the Sub-resellers obtain the full consent of such clients; otherwise, they shall not use, disclose, process, or transfer such Client Data to the Supplier. for purposes such as after-sales service and marketing.

如因违反前述规定而导致任何不利后果，该等不利后果由境外渠道商或分销商自行承担，且境外渠道商应当赔偿供应商因此而遭受的所有损失（包括但不限于其就利润及商誉受到的损失）。
If any adverse consequences arise due to violations of the above provisions, such consequences shall be borne solely by the Overseas Reseller or the Sub-resellers, and the Overseas Reseller shall indemnify the Supplier for any resulting losses (including but not limited to loss of profits and goodwill).

(4) 境外渠道商或分销商保留供应商数据的期限不得超过本协议有效期。本协议有效期届满后，境外渠道商应，并应确保分销商将供应商数据根据供应商的指示归还给供应商或销毁。
The retention period for the Supplier's data by the Overseas Reseller or Sub-resellers cannot exceed the validity period of this Agreement. Upon the expiration of this Agreement, the Overseas Reseller shall, and shall ensure the Sub-resellers, return or destroy the Supplier's data per the Supplier's instructions.

4.14 信息变更
Information Changes

(1) 在不违反目标市场的法律法规及政策等相关规定的前提下，境外渠道商应按供应商要求提供其公司章程、股权结构资料、酒类产品销售许可相关资料、公司执照或注册证书、有权签字人及联系人委托书、负责人身份证明文件等相关材料（附中文翻译版本），并对所提供资料的真实性、准确性、完整性、时效性负责。
Without violating the relevant laws, regulations, and policies of the Target Market, the Overseas Reseller shall provide, as required by the Supplier, materials such as its articles of association, equity structure information, sales license for alcoholic products, business licenses or registration certificates, authorization letters for signatories and contacts, and identity documents of responsible persons (with Chinese translations attached). The Overseas Reseller shall ensure the authenticity, accuracy, completeness, and timeliness of the aforementioned materials.

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Strictly confidential - disclosure to third parties prohibited 4 - . 2 . «t#s « , z&sfl a - & . N+ • izR H , . » ss›"A « - Aa ak The Supplier reserves the right to conduct surveys, inspections, and evaluations of the Overseas Reseller through reasonable means . The Overseas Reseller shall actively cooperate and support such actions and truthfully provide the accounts and relevant evidence materials agreed upon in Article 4 . 12 of this Agreement, ensuring that the account data and evidence materials are consistent and authentic . 26 The Overseas Reseller agrees to be evaluated under the Supplier's relevant evaluation mechanisms . The specific evaluation standards, methods, and grading shall be subject to the Supplier's management regulations . 4.16 &O Miscellaneous The Overseas Reseller shall: clearly indicate that the Overseas Reseller at all times acts in its own name and bears the related consequences independently, and shall not take any actions or do anything that may cause any third party to ioisidentify it as the agent of the Supplier, eithcr explicitly or implicitly ; ensure that funds as well as the transfer and payment activities related to this Agreement are lawful and compliant and do not violate anti - money laundering laws or other applicable laws and regulations . All legal responsibilities arising from violations of the above shall be borne solely by the Overseas Reseller . If such violations result in losses or penalties for the Supplier, the Overseas Reseller shall bear the liability for indemnification ;

(3) refrain fiom engaging in any actions that damage or may damage the Supplier's business, Brand Products, or reputation; 27 (4) (5) complete all necessary formalities for the sale of Brand Products in compliance with the law and provide adequate after - sales service . The Overseas Reseller shall adhere to laws and regulations on consumer rights protection in the Target Market, promptly respond to complaints regarding Brand Products, and resolve consumer disputes efficiently ; (6) provide tnithful and valid information without fabrications or falsehoods . In business operations, the Overseas Reseller shall comply with laws and regulations, maintain honesty and integrity, and safeguard the corporate reputation and brand image of the Supplier and its Affiliates from unlawful harm ; and (7) Strictly confidential - disclosure to third parties prohibited ‹xnsnnts‹z‹sziz. ensure that the Supplier is not subject to any administrative penalties in the Target Market or otherwise held liable for any actions; æît@?ï. ïàx6P%Äf:6%. s4FÜÑBÜe%J:8^eü . /ïŸ@ . ?fbî 1 îI 3 îtSiÏ . f . ƒ . IX 9 BÑ % 3 î‘äÀÔJîÜ€, 2 Ù 9 ’fa fiVfi Hfifi & i?fiA fi*1f.. & fiAfiUA tiïZfJi KRAAHS . id $¥ J ι ¥ I 7 'JA& 1 G/fi . iJi éitttl a R i R a 1 « 1 s $ s f » 5 ‹ ' • I f z : A ‹ z t i . kH‹émT 5 Si % &iti'x . #TmB#fTi £ R if the Overseas Reseller, the Sub - reseller, and their respective affiliates, as well as the representatives of the above parties are involved in litigation, administrative or criminal investigaüons, third - party contrast disputes, intemal shareholder disputes, consumer complaints, or any behavior that violates laws, breaches contracts, or infringes rights,

严格保密、禁止外传
Strictly confidential – disclosure to third parties prohibited which may damage the reputation or interests of the Supplier, its Affiliates, or consumers, the Overseas Reseller shall promptly notify the Supplier in writing and provide relevant documentation. The Supplier reserves the right to investigate the situation, require explanations, and obtain relevant materials from the Overseas Reseller. If the Overseas Reseller fails to report promptly, cooperate with investigations, or if investigations reveal harm to the Supplier, its Affiliates, or consumers, the Supplier may suspend performance or unilaterally terminate this Agreement and hold the Overseas Reseller liable for breach.

5. 供应商的权利与义务 Rights and Obligations of the Supplier

5.1 履行单次销售合同或销售订单。供应商承诺，其将尽商业上合理的努力履行双方签署的单次销售合同或销售订单。如果因供应商及其关联方生产方面的原因，供应商无法履行或无法全面履行任何单次销售合同或销售订单，供应商应通知境外渠道商，双方应本着诚意进行友好协商，以寻求双方一致认可的解决方案。
Performance of Standalone Sales Contract or sales order. The Supplier commits to making commercially reasonable efforts to perform Standalone Sales Contracts or sales orders signed by both Parties. If the Supplier cannot fully fulfill any Standalone Sales Contract or sales order due to production-related reasons, it shall notify the Overseas Reseller, and both parties shall negotiate in good faith to find a mutually agreed solution.

5.2 单方终止单次销售合同或销售订单。尽管有上述规定，供应商有权通过提前二十（20）天向境外渠道商发送单方书面解除通知以解除任何单次销售合同或销售订单，且不构成违约。但供应商应在扣除供应商已发生的费用和开支后将境外渠道商在相关单次销售合同或销售订单项下已支付的剩余款项（不计息）退还给境外渠道商。
Unilateral Termination of Standalone Sales Contract or sales order. Notwithstanding the above, the Supplier reserves the right to unilaterally terminate any Standalone Sales Contract or sales order by providing written notice to the Overseas Reseller 20 days in advance without breaching this Agreement. The Supplier shall refund any remaining payment made by the Overseas Reseller under the relevant Standalone Sales Contract or sales order (excluding interest), after deducting incurred costs and expenses.

5.3 品牌产品质量。供应商确保向境外渠道商供应的品牌产品符合中国国家质量标准。如因产品质量问题引发损失或伤害，经中国权威检验机构鉴定产品质量问题归因于供应商的，责任由供应商承担，但供应商仅对实际直接损害承担责任，不对间接损害及相关费用负责。同时，供应商承担责任后进行追偿的，境外渠道商应配合提供相关材料。

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Strictly confulential - disclos u re to third partiec prohibited &JétiE‘a H tt 18 ANH&iJ . Within 90 days after the termination of this Agreement, if the Parties do not establish a new contractual relationship, the Overseas Reseller shall submit a written request for the return of the deposit and any funds corresponding to undelivered products under the Standalone Sales Contract or sales order . The Supplier shah deduct amounts corresponding to any breaches or infringements by the Overseas Reseller and then return the balance (excluding interest) within a reasonable time . Specific requirements and methods for returns shall comply with relevant regulations of the State Administration of Foreign Exchange of China . 6.4 30 • . - e • = . in ‹zzas›issza›s. If the Overseas Reseller fails to submit a written application to the Supplier for refund of the deposit or payment for goods in writing within 90 days, or if any amount of the deposit or payment for goods remains with the Supplier for any reason, this will not imply an extension of the validity period of this Agreement or recognition by the Supplier of any ongoing resale relationship . Any losses caused by the Overseas Reseller's failure to request or recover the deposit or payment for goods shall be borne solely by the Overseas Reseller . The Supplier reserves the right to suspend or unilaterally terminate this Agreement by written notice to the Overseas Reseller and may pursue liability for breach, including but not limited to claiming damages . 6.5 Iéswa&4tJIkc^ a&&fi‹eUa aas ‹z. The Overseas Reseller agrees that the Supplier may return the deposit or payment for goods to the Overseas Reseller via the original remittance path (without incurring any interest) as calculated by the Supplier . Such return shall be deemed as the Supplier having refunded the deposit or payment for goods to the Overseas Reseller . If the deposit or funds cannot be returned via the original remittance path, the Supplier may dispose of the deposit or payment for goods in a manner it deems appropriate . All costs arising from this process (including but not limited to announcement fees, escrow fees, travel expenses, and attorney fees) shall be borne by the Overseas Reseller . The Overseas Reseller agrees to not hold the Supplier responsible for delayed refunds of the deposit or payment for goods due to this process .

6.6 31 7.1 During the validity period of this Agreement, the Overseas Reseller may purchase Brand Products by entering into Standalone Sales Contract (in a format and content similar to the template set forth in Annex I) or sales order with the Supplier . Before each purchase of Brand Products, the Overseas Reseller shall complete a Purchase Intention Form and submit it via email to the Supplier for acknowledgment . For the avoidance of doubt, any written or oral communication between the Parties regarding such Standalone Sales Contracts or sales order will not create legally binding rights or obligations unless finalized in a Standalone Sales Contract or sales order duly agreed upon and signed by the Supplier and the Overseas Reseller . In case of any discrepancies between the terms of a specific Standalone Sales Contract or sales order accepted by the Supplier and this Agreement, the terms of the accepted Standalone Sales Contract or sales order will prevail . 7.2 The Overseas Reseller warrants that its payment of the deposit to the Supplier and compliance with the Supplier’s relevant regulations do not violate the applicable laws, regulations, government policies, or orders of the Target Market . Otherwise, the Overseas Reseller shall bear all responsibilities and expenses incurred . If such violations negatively affect the Supplier or the Moutai brand, the Overseas Reseller undertakes to compensate the Supplier and its Affiliates for all resulting losses . 7. J@J Sales Terms The Overseas Reseller shall pay the corresponding purchase amount as agreed upon in the Standalone Sales Contract or sales order signed by both Parties.

7.3 32 7.4 7.6 Strictly confidential - itisclosure to third parties prohibited Upon receipt of the full payment for each Standalone Sales Contract or sales order, provided there are no other outstanding payments or disputes between the Overseas Reseller and the Supplier . the Supplier shall ship the corresponding goods under the specific Standalone Sales Contract or sales order . tfi . â W›r % fifi&« 1 re, sJx fiR&HiX‘*xT spr • ι st ι . ñXltiiEO&1i&ñ8«9iEeaaa£B£&J?t&&ii?‹fiiz' . The Supplier reserves the right to adjust prices and may formulate or modify the supply prices of Brand Products under this Agreement based on factors such as production and operating costs, market supply and demand, brand value, and brand development and maintenance . The Supplier shall notify the Overseas Reseller of such price changes in writing in a timely manner . The Overseas Reseller shall perform this Agreement at the new price from the date it receives the written price adjustment notice from the Supplier . . ‹r . • • - i i •" , $J43£4éiAJt>*.iaéi4’‹AtéB£rKinia9iT¥JtE, n£i0Jñ«ñ séi»sxsx - Y¥:risks asiTT. i€t› «&&P.'X&, Jxex:tsWRibtcs 2s «x»B A«maengfii;a. fiftI›"‹AT, » For Standalone Sales Contracts or sales orders for which full payment has been made by the Overseas Reseller before receiving the Supplier's price adjustment notice (as determined by the payment's arrival in the Supplier's bank account), the prices shall not be changed . For Standalone Sales Contracts or sales orders where payment has not been made or not fully made before receiving the Supplier's price adjustment notice, such Standalone Sales Contracts or sales orders will be deemed void, and the Parties shall enter into new contracts or orders based on the adjusted prices . If the Overseas Reseller disagrees with the price adjustment, it shall notify the Supplier in writing within 20 business days after receiving the price adjustment notice . In such cases . either Party may terminate this Agreement without incurring liability for breach of contract . JS t. & A K filti N ét. 4éffifilâi A1?ffi&&fi&U 1’ fiT & #ifiu. mTise›n . tn tit. matoeEi?»mft4#›iiisiei t»‹z‹%a4 ƒ Unless otherwise agreed in writing by the Supplier, the Overseas Reseller shall make all payments due under this Agreement without offset, deduction, or withholding of any amounts the Supplier owes to the Overseas Reseller. 7.5

7.7 33 Strictly confidential - disclos u re to third parties prohibited =' »Jie'/zBs iz sâstlaJi, (+ t^ aâi«& . › R a«& fi, atffi«aNfi»ñwe &fi&stJ"tinnT — B itflsJâtRSar/tN»rz. (i) x‹i#›xizxz$J4si.a+tn«»%:xx AZ £$ »zBAéia 4 nnn› ‹ 2 ) £ 8 totâ 9 ›xsiA?rn 3 sé 9 ir ¥ . Air 5 % giss 5 A, In Z 14 J#izUflfit 0 ; éiâi . W#› iElif TtJs›A . If the Overseas Reseller requests to cancel all or part of the procurement of Brand Products or terminate a Standalone Sales Contract or sales order after the execution of such Standalone Sales Contract or sales order, and the Supplier or its Affiliates have already begun producing or packing the related Brand Products, such cancellation or termination will be subject to the Supplier's prior written consent . Even with the Supplier's consent, the Overseas Reseller acknowledges and agrees that the Supplier is entitled to take one or more of the following measures : (i) deduct costs and expenses incurred by the Supplier and its Affiliates from the payments already made by the Overseas Reseller ; (ii) directly deduct 5 % of the total price under the Standalone Sales Contract or sales order as liquidated damages ; if the payments made are insufficient to cover this amount, the Overseas Reseller shall replenish the shortfall . lii & OkA N&HR9 : (2)flute ¥iaiâB 18B›T¥ e.‹r i0%tr»iast4, xozJrJi3.wxâtn4»&. ii#›"x ι izxsivu?›A. If the Standalone Sales Contract or sales order cannot be performed or is terminated due to the Overseas Reseller's breach of this Agreement other than under Article 7 . 6 of this Agreement, the Supplier is entitled to take one or more of the following measures : (i) deduct costs and expenses incurred by the Supplier from the payments already made by the Overseas Reseller ; (ii) directly deduct 10 % of the total price under the Standalone Sales Contract or sales order as liquidated damages ; if the payments made are insufficient to cover this amount, the Overseas Reseller shall pay the shortfall . Payment Information 8.1 ’fAiéo fi ITNAH • The Overseas Reseller shall pay the purchase price to the Supplier via wire transfer or other mutually agreed methods . In principle, the Overseas Reseller shall make payments through a bank account registered under its own name . When making payments, the Overseas Reseller shall note the corresponding Standalone Sales Contract or sales order number in the payment reference .

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Delivery (i) m‹›nnunrsxuaa‹soanuesvvatixssxa. The delivery location shall be as specified in the Standalone Sales Contract or sales order signed by both Parties. (2) 35 Strictly confidential - disclosure to third R • r ties p r ohibited If the Overseas Reseller intends to modify the delivery location, contact person for goods recipient, or contact . phone number, it shall submit a written request to the Supplier within three business days after making the payment . Such modification shall be implemented only upon the Supplier's approval . The Overseas Reseller agrees that if no such request is made within the designated period, the Supplier's performance (e . g . , shipment) based on the original infomiation will be deemed as fulfilling its obligations under this Agreement and its Exhibits, and all costs and losses incurred therefrom shall be borne by the Overseas Reseller . (3) Upon delivery of the goods to the destination location or destination port specified in the Standalone Sales Contract or sales order, the Overseas Reseller shall pick up the goods based on relevant documents provided by the Supplier, such as the bill of lading, packing list, and pro forma invoice . Within 10 business days after piclcing up the goods, the Overseas Reseller shall issue a Receipt Confirmation Jr 0 er to the Supplier . (4) If the Overseas Reseller delays picking up the goods in breach of this Agreement, resulting in delayed delivery, all resulting costs, including but not limited to port storage fees, container usage fees at the destination port, and customs penalties, shall be borne by the Overseas Reseller .

Strictly confidenfial - disclos u re to third parties prohibited trademarks, or other intellectual property of the Supplier and its Affiliates . The Overseas Reseller shall not, at any time, take any action or permit other parties to take any actions that may, in any way, harm the rights of the Supplier and its Affiliates in their trademarks or intellectual property . The Overseas Reseller shall not, at any time, apply for or attempt to register any intellectual property of the Supplier and its Affiliates or any similar marks with any authority, including trademark offices . 13.2 37 HHfi I8 &Aiñ1é &TXfiIfi fi. HéfNA&TDtñ lffi R — WRRlJfito PR&ilfi . The Supplier agrees to grant the Overseas Reseller a non - exclusive, non - proprietary right to use the intellectual property of the Supplier and its Affiliates for the promotion, advertising, and sale of Brand Products within the Target Market in accordance with this Agreement . The Overseas Reseller acknowledges and agrees that the Supplier may revoke such consent at its sole discretion with reasonable prior notice . Unless revoked, such consent automatically terminates upon the expiration or termination of this Agreement . The Overseas Reseller acknowledges and confirms that the Supplier owns the copyrights and goodwill of all promotional, advertising, translated, or adapted marketing materials provided to the Overseas Reseller . Without prior written consent from the Supplier, the Overseas Reseller shall not sublicense any intellectual property rights to any third party . 13.3 The Overseas Reseller may only use the intellectual property of the Supplier and its Affiliates in accordance with the guidelines, instructions, or similar guiding documents issued by the Supplier from time to time, and shall ensure that its representative(s) comply with the aforementioned documents . The Supplier reserves the right to amend and/or supplement such guidelines and instnictions . 13.4

Strictly confidential - disclosure to third part’res prohibited The Overseas Reseller agrees and acknowledges that, if it or any Sub - reseller becomes aware of any actual, threatened, or potential infringement of the Supplier's and its A ffiliates ' intellectual property, or any related litigation, claims, demands, or proceedings, the Overseas Reseller shall, and shall ensure that its Sub - reseller(s), promptly and fully notify the Supplier and provide all reasonable assistance . The Overseas Reseller agrees and confirms and shall ensure that its Sub - reseller(s) agree and confirm, that the Supplier has the sole right to decide whether to send infringement notices, initiate lawsuits, or defend against claims . 13.5 The Overseas Reseller shall, and shall ensure that its Sub - reseller(s) and their employees: (1) avoid any actions that may damage or jeopardize the intellectual property of the Supplier and its Affiliates; (2) not use or assist any third party in using the intellectual property of the Supplier and its Affiliates in a way that disparages or diminishes the reputation or goodwill of the Brand Products ; (3) on ' v v n › ^ not use, without prior written permission from the Supplier, the name of the Supplier and its Affliates, any part thereof, any logo, trade dress, or trade name of the Brand Products, including but not limited to : (a) using such names or marks on any products other than the Brand Products; and (b) using such names or marks in the names, logos, or domain names of the Overseas Reseller or any Sub - reseller, whether such use is related or unrelated to their obligations under this Agreement . (4) 38 disclosure to third parties prohibited not use any trademarks or trade names similar to those of the Supplier and its Affiliates that may cause confusion or deception; and ‹ ) rñ‹ ¥ «z‹âfi HxnNeNtni . ƒ . PBsRH»s« Hfi&i› ensure that any use of the Supplier's intellectual property has prior written approval from the Supplier. 13.6 The Overseas Reseller acknowledges and confirms that the Supplier has the right to control the quality of the use of its intellectual property by the Overseas Reseller or Sub - resellers to maintain the validity of the intellectual property and protect the associated goodwill . 13.7 Without prejudice to any other rights of the Supplier, the Overseas Reseller shall indemnify the Supplier for any losses incurred due to the improper use of the Supplier's intellectual property by the Overseas Reseller or its Sub - resellers . 14. Confidentiality 39 14.1 Both Parties and their employees have a confidentiality obligation concerning any Confidential Information accessed during the performance of this Agreement . They shall not disclose such information to third parties, except for information that is publicly available . The Overseas Reseller shall keep strictly confidential any information of a confidential nature obtained during the negotiation and performance of this Agreement that relates to the Supplier and its Affiliates, employees, or executives . 14.2 This confidentiality obligation remains in effect even if this Agreement becomes invalid, is revoked, or terminated. Default Liabilities '6Ié¥ fiNZ. /âAfiEln.fi,8fi6¢1‹PiEi?DQ%B4F. @4F@ik8 x?YEâbi4#BfiBt?Aie1A?4@. — 5/é&BBb3t@xJ#. >éiI€

15.1 40 >» 4 =rs*&ri ƒ ém› . «xéi, i £ #›A«aisaavuââls . Both Parties shall strictly comply with the terms of this Agreement and refrain from any actions that violate this Agreement's purposes or provisions . In the event of a breach by either Party, the breaching party shall bear the corresponding liability . The Supplier has the right to hold the Overseas Reseller accountable for its breach under this Agreement and any Exhibits or supplementary agreements (such as relevant management systems of the Supplier), including but not limited to deducting security deposits, reducing agreed distribution plans, suspending this Agreement, or terminating this Agreement . If the breach causes any negative impact or loss to the Supplier and its Affiliates, or the Moutai brand, the Overseas Reseller shall compensate the Supplier . 15.2 The Overseas Reseller agrees that if it fails to actively address rectification requests from the Supplier regarding its breach, eKpressly refuses to rectify, or fails to rectify such breach within one month after the rectification period designated by the Supplier, the Supplier has the right to unilaterally terminate this Agreement . 15.3 Strictly cci@deiifiiif — disclosure to third P arties prohibiteJ H»e ‹ a Users. st . sa&fia - *.I ‹t«i› , int›«&fi (S›1EfiBG N If Iéi fi& . H lit ñU fi &1ât. &1*. X H & N9ixX•¥4JLA£fiii^« ƒ lF. If this Agreement becomes invalid, is revoked, or is terminated due to the fault or breach of the Overseas Reseller (including terminations due to abnormal or false qualirications or deregistration of the Overseas Reseller), the Overseas Reseller agrees that the deposit will belong to the Supplier . If the Deposit is insufficient to cover the Supplier's losses, the Supplier retains the right to claim compensation . 15.4 siABñs8«ei1‹k. B#›iz«BñtnuzAo›neu:z‹k ' «$ii?ioeii4zis›o» - «4ei›nsfzflx20 «z»fi s3›e. If the Overseas Reseller diverts the Brand Products to the Chinese mainland or engages in other acts that harm the Moutai brand or the legitimate rights and

Strictly confidential - disclos u re to thirJ parties prohibited interests of the Supplier, the Overseas Reseller agrees that the Supplier has the right to deduct the Deposit partially or in full depending on the circumstances . If thé Deposit iy deducted in part or in full, the Overseas Reseller shall replénisb it within 20 business day,s from the date of such deduction . Ins eds› aHca 2 **anaeHfisBlnme«A, Rstsa&A&B i’xfi€Riñ 4 F/ñOiI 69 , % &A 6 BSfi 9 AQi 4 ‘R 1 ? . gl 9 iZ 68 ti \ azaA 2 Oñ“z/Ta a« 4 ›ai ¥ ae 4 rxB, I : aa 9 s 4 »ax» If the Deposit of the Overseas Reseller is deducted due to reasons such as being held liable for contractual breach, and the Overseas Reseller fails to replenish the Deposit in a timely manner as stipulated in this Agreement, the Supplier may unilaterally suspend the performance of this Agreement . If the Overseas Reseller fails to make up the shortfall within 20 business days from the date when the security deposit was deducted, the Supplier shall have the right to unilaterally terminate this Agreement and deduct the remaining, Deposit in full . 41 ' . .. ' ' r • If the Overseas Reseller is under investigation by the Supplier due to suspected breach of this Agreement, the Supplier shall have the right to suspend this Agreetrient . Upon the completion of the investigation, if it is determined that the Overseas Reseller has not committed any breach of contract, the performance of this Agreement shall be resumed . If the Overseas Reseller has committed a breach of contract, it will be dealt with in accordance with the relevant terms of this Agreement . ln.7 Usr iEaH¥' - Paw: ai81txJ›saRa a‹z . wsJa IBM, i£wssf›n«Ra:fibHai¥. ftiBts›szaiYaI9tts The Overseas Reseller hereby understands and acknowle‹iges that when the Supplier pursues its liability for breach of contract, the Overseas Reseller may suspend the performance of this Agreement, issue a circular of criticism to the Overseas Reseller, cancel the Overseas Reseller's eligibility for evaluation and selection of outstanding achievements, and rescind the reimbursement of the market support expenses already spent by the Overseas Reseller but not yet been verifie‹i and offset for the Overseas Reseller . During the period of performance suspension, all other business operations such as the handling of current accounts and the carrying out of contractual plans will be suspen‹ied .

16.2 43 16.3 16.4 t7. \ This Agreement may be terminated upon: Strictly confidential - itisclosure to thud pOP’f@S R r ibited If a Party is unable to perform its obligations under this Agreement due to force majeure, such Party shall not bear any civil liability. - zr . #s,fiTaa 9 axJ — ?rezfA&, . dTuDs ra«fl — ?r The Party affected by a force majeure event shall immediately notify the other Party in a manner that is feasible at the time such a situation occurs . If the Party fails to promptly notify the other Party, thereby resulting in the increase of other Party's losses, the Party that fails to notify will be liable for the increased losses of the other Party . A ' » ® i• The Party unable to perform this Agreement due to force majeure shall provide proof of the force majeure event to the other Party within a reasonable time frame. & N H i f ‘ t x l m â . » B & A U S w f i « R ñ R H H » i é ? s @ , H fi i s ñ f i H x s . a f i i T J i H i t i f ’ i x H • i?&Hi Y • iii When a force majeure event occurs, either Party may propose to suspend or terminate this Agreement . After the end of the force majeure event, if the Parties agree to resume the performance of this Agreement, the Parties may continue their performance . However, if this Agreement bas akeady been terminated due to the occurrence of a force majeure event, the Parties shall execute a new agreement . 17. Termination (2) either party's unilateral termination in accordance with the terms of this Agreement; (3) the Parties’ mutual consent to terminate this agreement;

fifricffJ conJdezffiai - disclosure to third po t t ies prohibited 44 •a&n.X’U8: xil&: one or both Parties’ inability to continue the performance of this Agreement due to changes in laws, regulations, or policies in China or the Target Market, or the occurrence of force majeure event(s) ; or (5› s‹xao+a+*x‘v>it. other reasons that result in the termination of this Agreement . If the Overseas Reseller breaches this Agreement in the following ways, the Supplier shall have the right to unilaterally terminate this Agreement, and the Overseas Reseller agrees that the Supplier may deduct the entire Deposit : offering any ‘representa'tions, warr ties, and undertakings related to this Agreement that are untrue or inaccurate; defrauding the Supplier of funds by fabricating activities; (3) 1 & fi tfi 19Afi i' %TRPJ ’A&RGiâR — A& : transferring its rights or obligations under this Agreement to a third party without the written consent of the Supplier; (4) fit› «s%*uBz nJ£ eIE« zxn«RsH1. ƒ .Ptt : the Overseas Reseller, its Sub - resellers, or their employees infringing upon the intellectual property rights of the Supplier and its Affiliates; the Overseas 'Reseller or its Sub - resellers directly or indirectly diverting the Brand Products from the Target Market to mainland China ; (6) aaa*ssz«, tsnsusuei› refusing to rectify its actions within a prescribed period upon being held liable for contractual breach; or (7) s‹t»z»HWHi’Xe;iiL. committing other actions that constitute egregious violations of this Agreement.

17.3 45 ' 1 « ' B 3 : #›'/KF 4 » «/JI #» £ RJé . If, within a reasonable period after the termination or cancellation of this Agreement, the Supplier does not find the Overseas Reseller to have committed contractual breach or acts of infringement, and the Overseas Reseller has cooperated with the Supplier to complete the removal of any intellectual property elements/items as required by the Supplier, the Supplier may, where feasible, refund the remaining payment (if any) to the Overseas Reseller (without any interest) upon the written request of the Overseas Reseller, provided that the specific refund requirements and methods comply with the relevant regulations of China's State Administration of Foreign Exchange . Governin•q Laws and Dispute Resolutioq 18.1 Strictly co zi fidential - disclosure to third parties prohibited tiNao s acaRos p‹.*. Rx«RUân1. ƒ .PH. Upon the termination of this Agreement, the Overseas Reseller shall remove all text, logos, elements, pictures and other items involving the intellectual property elements of the Supplier from its business premises and office premises within 90 business days . If the Overseas Reseller refuses to carry out such removal, it will be deemed to have infringed upon the intellectual property rights of the Supplier and its Affiliates . In such cases, the Supplier may pursue the Overseas Reseller's liability for breach of contract, and may file complaints with the relevant administrative authorities or initiate lawsuits with the judiciary to safeguard its and its Affiliates' intellectual property rights . 17.4 f AJRéf JA H ( 11. - . ) kññ JX " WJ N The formation, performance, validity, interpretation, dispute, and resolution of disputes of or under this Agreement shall be governed by the laws and regulations of the People's Republic of China (for the purposes of this Agreement, excluding the laws and regulations of Hong Kong, Macau and Taiwan) . For avoidance of doubt, the United Nations Convention on Contracts for the International Sale of Goods do not apply to this Agreement .

18.2 If any differences arise during the performance of this Agreement, the Parties shall resolve such differences through friendly consultation based on mutual understanding and accommodation . 18.3 i n • n • » • n ι Within the authorized region or the scope of relevant business channels, if the Overseas Reseller becomes aware of disputes arising from abnormalities of or related to the Brand Products, the Overseas Reseller shall promptly inform the Supplier of the relevant situation and actively coordinate and cooperate to resolve such issues . 46 18.4 18.5 Strictly co ii fide ri tial - disclosure to third parties prohibifed aifl “Ksii7. sPt’Y” %›*.J, ec ι . »iTxJt idss 3s«z‹sBH, 1nt»«Hsf^. &Rm9&xasw. e o›r›zp 1nt›«a& When the Supplier pursues liability for breach of contract against the Overseas Reseller and the latter has objections to the results, the principle of “comply before objection” shall be followed . Within 30 business days after the Supplier issues the handling notice, the Overseas Reseller shall submit a written application for reexamination and appeal to the Supplier and provide corresponding evidentiary materials . In case the Overseas Reseller fails to apply or provide evidence within the prescribed time limit, it will be deemed that the Overseas Reseller has accepted the results, and the Supplier will no longer accept or review the reexaniination application . .*.I: ι 3U, la.id »aeU+tt&1e'‹Xei, 1z1s — s&›xlsxi’xfi Et' 9 Q I $ i iSIâ 4 HS 188 i&fix& ¥ f . ^‹éttB& 188 itz^I*JHit?tl 8 AiR N £ \ t fiiélte . ‹ 1 Bai’‹ 2 - i 8 A' ι . s B . firJfi 5 tas 5 x . l 8 tfi $ H If any disputes arising out of or in connection with this Agreement, including those regarding the conclusion, validity, or termination of this Agreement, cannot be resolved through the aforesaid negotiation procedures, either Party may submit the disputes to the China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in Beijing in accordance with the CIETAC's then effective arbitration rules and relevant arbitration procedures . The arbitration award will be final and binding on the Parties, and the arbitration fees shall be borne by the losing party . Miscellaneous

Strictly confidential — disclosure to third parties prohibited can reasonably be expected to remain valid utter the expiration or termination of this Agreement (including but not limited to clauses regarding confidentiality, intelleetual property rights, and dispute resolution) will remain valid after the expiration or termination of this Agreement . In any case, the termination or expiration of this Agreement will riot relieve either Party of the obligation to pay any amounts due to the other Party under this Agreement prior to such termination or expiration . 19.3 This Agreement constitutes the formal agreement between the Parties regarding the subject matter of this Agreement and supersedes all previous written and oral agreements and commitments of the Parties regarding the matters contemplated within . 48 19.4 19.8%@:4”tZ@aDZa BcVx¥›:y@J ‹éfT@/*N. This Agreement may only be amended or modified by the Parties via written and executed agreements . 19.5 Both Parties are independent contracting parties, and nothing in this Agreement is intended to establish a partnership, franchise, joint venture, or employment relationship between the Parties . 19.6 For the avoidance of doubt, the Supplier, acling as the import and export agent, is entrusted by, and acting on behalf of, Kweichow Moutai Co . , Lt‹L to conduct all sales activities of the Brand Products set forth in this Agreement . 19.7 I*. “R — ttm r:1e‹zfitt1:san, wfi6sa — »mxnR‹tR z • ’› ' • ^ .. ’ ƒ s’ • The exercise by the Supplier of any right or remedy, whether in full or in part, will not prevent it from further or otherwise exercising such right or remedy, nor shall it prevent the Supplier from exercising any other rights or remedies . The rights and remedies provided under this Agreement are cumulative and do not exclude any rights or remedies provided by law . P neI›RsviseitAH&«i“itIsr«»ix‘ >^Ts‹z«›x›:» s. Unless otherwisc expressly provided in this Agreement, without the prior written consent of the Supplier, the Overseas Reseller shall not, and shall

严格保密、禁止外传
Strictly confidential – disclosure to third parties prohibited ensure that the Sub-resellers do not, assign any of their rights or obligations under this Agreement and the sub-distribution agreement to other parties.

19.9 双方基于本协议履行而签署的书面单次销售合同或销售订单、承诺书以及双方认可的其他书面附件或补充信息，为本协议不可分割的组成部分。
The written Standalone Sales Contracts or sales orders, letters of commitment and other written attachments or supplementary information recognized by the Parties and signed by the Parties based on the performance of this Agreement form an integral part of this Agreement.

19.10 双方同意，供应商为促进销售、提升服务，切实维护消费者、出资人以及社会各方利益，有效保护自身及其关联方企业声誉和品牌形象，营造社会公平竞争环境，力求实现合同目的，有权制定或修改一系列适用于境外渠道商的管理制度或通知文件，并以电子邮件等书面方式或会议传达等其他方式告知境外渠道商。经告知后，供应商制定的该等制度或通知文件应视为本协议的附件或补充，与本协议具有同等效力。如果该等附件或补充与本协议正文不一致的，以该等附件或补充为准。
The Parties agree that, in order to promote sales, improve service, effectively safeguard the interests of consumers, investors and all sectors of society, effectively protect the reputation and brand image of the Parties themselves and their affiliated enterprises, create a fair competition environment in society and strive to achieve the contract purpose, the Supplier may formulate or modify a series of management systems or notice documents applicable to the Overseas Reseller and inform the Overseas Reseller in writing by means of email or other means such as meeting notes. After being informed, the systems or notice documents formulated by the Supplier will be regarded as attachments or supplements to this Agreement and will have the same legal force and effect as this Agreement. If there is any inconsistency between such attachments or supplements and the main text of this Agreement, the attachments or supplements will prevail.

19.11 本协议附件内容与本协议正文约定条款不一致的，应以附件为准。
In case of any inconsistency between the content of the attachments to this Agreement and the main text of this Agreement, the attachments will prevail.

19.12 本协议未尽事宜可由双方签订补充协议加以约定。补充协议与本协议具有同等效力，补充协议与本协议不一致的，以补充协议为准。除非本协议另有约定，对本协议的任何修订或补充均应以书面形式作出方为有效。
Matters not covered in this Agreement may be agreed upon by the Parties through the signing of a supplementary agreement. The supplementary agreement will have the same legal effect as this Agreement. In case of any inconsistency between the supplementary agreement and this Agreement, the supplementary agreement will prevail. Unless otherwise provided in this Agreement, any amendments or supplements to this Agreement will be valid only if such amendments or supplements are made in writing.

49

19.13 50 19.14 This Agreement is written in both Chinese and English : The Parties unanimously agree that in case of any ambiguity or conflict between the two languages, the Chinese version shall prevail . 19.15 Strictly confiJenlial - dircfnsure to third parties R • * hfbit ed n 2 . i «iH 8 i&AaH »&s . ash’ - z - , »r&t \ — «, This Agreement will be in the form of a paper original . After being stamped by the Parties or signed by the authorized signatories of the Parties, this Agreement will remain valid within the term stipulated in Artic)e 12 . 1 of this Agreement . This Agreement is made in two copies, with each Party holding one copy, and both copies shall have the same legal force and effect . &B€e6:!€éiidO:A/t• fé&b2?t4) Tt2âhtñxSbBtti9t£ñi. i& 1 B 9 - x Q . * / 9 / 9 . Akn( 1 tA 63 ?RB 21% . , Q 4 t&IR&léUt If this Agreement (including any supplementary agreements), annexes, or supplements (such a!i Standalone Sales Contracts or sales orders, Supplier management systems or notice documents, and the Supplier's requirements) do not conform to the laws and regulations, regulatory policies, religious beliefs, cultural customs, and relevant special requirements of the Target Market, the Overseas Reseller shall provide the Supplier with relevant descriptions of the situation and offer pertinent rationales and/or bases (or both) . Upon written confirmation by the Supplier, the Parties shall negotiate and determine the resolution approaches . (The remainder of this page is intentionally left blank)

Strictly conflulential - disclosure to third parties prohibited B«$, uxzHek$&zzRaItzksñasñ&si*'x. IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to sign this Agreement on the Signing Date. Overseas Distribution Agreement — Signature Page Guizhou Moutai Chiew Import and Export Co., Ltd. (Seal) £b/By: $ ι &/Position: 4tfiHd'l'i’x - B4 v>.

Strictly conflulential - disclosure to third parties prohibited IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to sign this Agreement on the Signing Date. Overseas Distribution Agreement — Signature Page Muison Soluiit›ns Inc (Seal) (&tRB YKAuthorized Signatory) @6/Name: é.JtPosition: I y¿¿k?¿EOqy‹ J & UN 6UR Hvk - YU